EXHIBIT 23





                         CONSENT OF INDEPENDENT AUDITORS



         We consent to the incorporation by reference in the registration statement listed below of our report on the financial statements of The Coca-Cola Company Thrift & Investment Plan included in the Annual Report on Form 11-K of The Coca-Cola Company for the year ended December 31, 2001:

         Registration Statement No. 2-58584 on Form S-8, dated
         November 20, 1987, as amended




                                      /s/ BANKS, FINLEY, WHITE & CO.



Atlanta, Georgia
June 25, 2002